UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 21, 2025
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Monroe Capital Corporation
(Exact name of registrant as specified in its charter)
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Maryland	814-00866	27-4895840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

311 South Wacker Drive, Suite 6400, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)
(312) 258-8300
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	MRCC	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders
On February 21, 2025, Monroe Capital Corporation (the “Company”) held a special meeting of its stockholders (the “Meeting”). The stockholders approved one proposal. The proposal is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on December 27, 2024 (the “Proxy Statement”). As of December 26, 2024, the record date for the Meeting, there were 21,666,340 shares of the Company’s common stock outstanding and entitled to vote. A quorum consisting of 11,440,470 shares of the Company’s common stock were present or represented by proxy at the Meeting. A summary of the matter voted upon by stockholders is set forth below.
Proposal — Approval of New Investment Advisory and Management Agreement
The Company’s stockholders approved a new investment advisory and management agreement between the Company and Monroe Capital BDC Advisors, LLC, the Company’s investment advisor (the "Adviser"), as set forth in the Proxy Statement. The following votes were taken in connection with this proposal:

	For	Against	Abstain
With Affiliate Shares	10,504,074	445,777	490,619
Without Affiliate Shares	9,704,814	445,777	490,619
The new investment advisory and management agreement will become effective as of the date of the closing of the Adviser change in control transaction as described in detail in the Proxy Statement. As a result, the new investment advisory and management agreement will not affect the existing investment advisory and management agreement between the Company and the Adviser unless and until the consummation of the Adviser change in control transaction.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONROE CAPITAL CORPORATION

Dated: February 25, 2025	By:	/s/ Lewis W. Solimene, Jr.
	Name:	Lewis W. Solimene, Jr.
	Title:	Chief Financial Officer and Chief Investment Officer